INITIAL ADOPTION OF NEW STANDARDS	6 Months Ended
Jun. 30, 2018
Accounting Changes and Error Corrections [Abstract]
INITIAL ADOPTION OF NEW STANDARDS
NOTE 2        -        INITIAL ADOPTION OF NEW STANDARDS

In May 2014, the Financial Accounting Standards Board ("FASB") amended the existing accounting standards for revenue recognition in Accounting Standards Update (“ASU”) 2014-09 “Revenue from Contracts with Customers”, which amendment has been further amended several times. This standard is based on the principle that revenue should be recognized to depict the value of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services if sold at the end of the calendar quarter.

ASU 2014-09 was effective in January 1, 2018. The amendment may be applied retrospectively to each prior period presented or retrospectively with the cumulative effect recognized as of the date of initial application.

The Company’s assessment did not identify a change in revenue recognition timing on most material revenues (mainly wafer production), for which recognition will be at a point in time upon control being transferred to the customers. The Company considered whether control over wafers in production is transferred over time, and reached the conclusion that recognition should be only at a point in time upon completion of production and delivery to customers.

The Company provides its customers with other services that are immaterial in scope and/or amount. The Company does not expect any change in the recognition of such services, in accordance with current standards.

The standard was adopted in January 1, 2018. The Company elected the modified retrospective approach as the transition method and had no transition adjustment to its retained earnings upon adoption.

In January 2016, the FASB issued ASU 2016-01 to address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. The standard requires entities to measure equity investments that do not result in consolidation and are not accounted for under the equity method at fair value and recognize any changes in fair value in net income. The provisions under this amendment are effective January 1, 2018, and for interim periods within that year. The adoption of ASU 2016-01 did not have a material impact on the Company’s financial statements and its financial results.

In October 2016,  the FASB issued ASU 2016-16 to require the recognition of the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. The previous GAAP prohibited the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The amendments in this update eliminate the exception for an intra-entity transfer of an asset other than inventory. The amendments are effective January 1, 2018, and for interim periods within that year. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18 to require amounts generally described as restricted cash and restricted cash equivalents to be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendment is effective January 1, 2018, and for interim periods within that year. The adoption of this guidance did not impact the Company’s consolidated statement of cash flows and disclosures.

In May 2017, the FASB issued ASU 2017-09 which provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting. The guidance is effective beginning in the first quarter of fiscal year 2018. The adoption of this guidance had no impact on its consolidated financial statements.